Exhibit 99.2

CalAmp Appoints Wes Cummins to Board of Directors

IRVINE, Calif., June 21, 2022 (GLOBE NEWSWIRE) -- CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with a data-driven solutions ecosystem, today announced the appointment of Wes Cummins, Founder and Chief Executive Officer of B. Riley Asset Management, LLC (“BRAM”), to its Board of Directors (the “Board”), effective immediately.  In connection with today’s announcement, CalAmp has entered into a cooperation agreement with BRAM and one of its managed funds.

“We are pleased to welcome Wes to the CalAmp Board, and believe his background as a technology investor and unique insight into our industry will bring valuable perspective into our boardroom,” said Amal Johnson, Chair of the CalAmp Board of Directors.“ Wes’ appointment also reflects the Board’s appreciation of stockholder viewpoints and ongoing commitment to acting in the best interest of the Company and all stockholders. We look forward to working with Wes as we continue to execute on our strategy to meet the growing demand for telematics solutions, advance our transformation, increase profitability and deliver value.”

Mr. Cummins brings to CalAmp more than 20 years of experience as a technology investor, as well as extensive board and leadership experience. He currently serves as President of BRAM as well as Chief Executive Officer and Chairman of the Board of Applied Blockchain, Inc.  Mr. Cummins previously served as Chief Executive Officer of 272 Capital LP, a registered investment advisor which focused primarily on investing in technology hardware, software and service companies, which he founded in 2020.  Mr. Cummins' extensive public board experience includes current directorships on the boards of directors of Sequans Communications and Vishay Precision Group, Inc. and previously as a member of the board of directors of Telenav, Inc. until 2021.

Wes Cummins said, “I appreciate the constructive discussions with the Board and management team and am excited to join CalAmp’s Board at a pivotal moment in the Company’s transformation journey. CalAmp is well positioned to extend its leadership pioneering data-driven solutions worldwide and I look forward to leveraging my expertise to enhance its strategic path forward.”

Pursuant to the agreement, BRAM has agreed to customary voting and standstill provisions. The Agreement between CalAmp and BRAM will be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to the Current Report on Form 8-K.

About CalAmp

CalAmp (Nasdaq: CAMP) is a connected intelligence company that helps people and businesses work smarter. We partner with transportation and logistics, industrial equipment, government and automotive industries to deliver insights that enable businesses to make the right decisions. Our applications, platforms and smart devices allow them to track, monitor and recover their vital assets with real-time visibility that reduces costs, maximizes productivity and improves safety. Headquartered in Irvine, California, CalAmp has been publicly traded since 1983. We have nearly one million software and services subscribers and over 20 million products installed worldwide. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

CalAmp, LoJack, TRACKER, Here Comes The Bus, Bus Guardian, iOn Vision, CrashBoxx and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Spireon acquired the LoJack® U.S. Stolen Vehicle Recovery (SVR) business from CalAmp and holds an exclusive license to the LoJack mark in the United States and Canada. Any other trademarks or trade names mentioned are the property of their respective owners.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees, and consumers given our sale of LoJack North America operations; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; implementation of our new ERP system; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

CalAmp Media Inquiries

Edward Lin

Merritt Group

+1 240.994.3027

lin@merrittgrp.com

CalAmp Investor Inquiries

Leanne K. Sievers

Shelton Group

+1 949.224.3874

sheltonir@sheltongroup.com